Jefferies 2018 Healthcare Conference

June 5, 2018

PDL BioPharma, Inc.

Nasdaq: PDLI

Forward-Looking Statements

This presentation contains forward-looking statements including PDL's expectations with respect to its future royalty revenues, expenses, net income and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- Our ability to realize the benefits of our investment in Noden Pharma DAC and LENSAR, Inc. and other income generating assets;
- Risks related to the commercialization of our products, including but not limited to, competition from other products (including generic products), compliance with laws and regulatory requirements, pricing, intellectual property rights, standards of care as they apply to the use of our products, unexpected changes to tax, import or export rules.
- Our reliance on third party manufacturers who may not perform as expected;
- The productivity of acquired income-generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be under-secured and unable to recuperate our capital expenditures in the transaction;
- Failure to maintain regulatory approvals relating to our products;
- Failure to acquire additional products or other sources of revenues sufficient to continue operations;
- Competitive or market pressures on our products, licensees, borrowers and royalty counterparties;
- Changes in any of the assumptions on which PDL's projected revenues are based;
- Changes in foreign currency exchange rates;
- Positive or negative results in PDL's attempt to acquire income-generating assets;
- Our ability to utilize our net operating loss carryforwards and certain other tax attributes;
- The outcome of litigation or disputes, including potential product liability; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investor Relations" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

PDL®

PDL's Evolving Strategy

Maximize shareholder value through the acquisition, nurturing and monetization of a portfolio of healthcare companies.

Strategic focus on developing and capturing the value of a growing portfolio of operating companies:

- Noden Pharma DAC, a specialty pharma company domiciled in Ireland.
  - Tekturna® (U.S.) and Rasilez® (OUS) for the management of hypertension.
- LENSAR, a leader in next-generation femtosecond cataract laser surgery.
  - Focus on strengthening operations to maximize value and exit at appropriate time.

Actively seeking potential new product and company acquisitions.

The returns from legacy royalty and debt deals fund new strategy:

- Completed deals average IRR of 15.9% and total cash returned of $587 million. (1)
- Current royalty transactions and debt deals represent deployed capital of $396 million and $20 million, respectively.
- Current cash as well as further potential monetization and future cash flows from royalty and debt portfolio will fund biopharma acquisitions.

(1) Direct Flow Medical is not included because monetization is ongoing.

PDL

Investment Highlights

- Noden Pharma has built an efficient, global commercial structure for the commercialization of cardiovascular and primary care products:
  - Generating profitable cash flows with Tekturna® / Rasilez®, leveraging recently stabilized U.S. Rx trends and well-targeted international market opportunities.
- LENSAR serves the world's highest-volume surgical procedure with market leading, augmented reality technology.
  - Only 7% of U.S. cataract surgery market and <2% ex-U.S. have been captured by femtosecond laser technology.
- Operations and growth strategy largely funded by success with prior business model, nine active royalty and debt deals and strong balance sheet.
- Commitment to creating shareholder value through strategic M&A and share buyback program.
  - Significant purchasing power with $405 million of cash on balance sheet.
- Experienced leadership team with proven ability to identify assets, consummate transactions and commercialize products.

PDL

Business Development and M&A Strategy

What we are looking for:

- Commercial-stage products and/or companies whose performance may be improved through access to PDL's capital and expertise.
- Late-stage assets with positive Phase 3 data awaiting regulatory approval.
- Biopharma products or companies that present synergies with existing operating structures or offer attractive returns as standalone companies.

Why we are in a strong position:

- Strong, liquid balance sheet supplemented by potential minority financing partners.
- Expertise with consummating deals and putting businesses on the path to growth and profitability.

Our endgame:

- Build growing, profitable revenues from operating companies' cash flows.
- Capture market value through IPOs or divestiture.

We have a robust and growing number of potential targets under evaluation.

PDL®

Leadership with Proven Track Record

Each member of the executive team brings to PDL 20-35 years of relevant biopharma and/or medtech experience.

Executive Management

John McLaughlin, CEO

Dominique Monnet, President

Peter Garcia, CFO

Chris Stone - General Counsel

Jill Jene, Ph.D., VP, Business Dev.

Alan Markey, CEO, Noden Pharma

Nick Curtis, CEO, LENSAR

Capabilities & Accomplishments

- $1 billion in completed transactions
- Multiple successful IPOs
- Commercial product launches and growth in the US and internationally
- Business creation and turnarounds
- Strong corporate governance
- Deep cross-functional expertise
- Entrepreneurial, value-creation culture

PDL

PDL®

NODEN PHARMA

The Noden Transaction

- Noden Pharma and Tekturna®/Rasilez® were PDL's first operational acquisitions under its new business strategy.
- Total Tekturna®/Rasilez® potential purchase price from Novartis is up to $294 million.
  - $110 million paid at closing in July 2016 and $89 million paid at first anniversary.
  - Milestones of up to $95 million based on sales levels and no generic competition.
- Financing was a combination of equity and debt.
- Strategic rationale:
  - Build a global, nimble commercial platform around a differentiated but neglected, niche cardiovascular product.
  - The transaction terms were hedged to protect PDL against a generic entrant.

This transaction was immediately cash flow accretive.

PDL

Current Noden Products


Tekturna
(aliskiren)
Tablets
150 mg
Tekturna
(aliskiren)
Tablets
300 mg

- Tekturna® (U.S.), Rasilez® (ex-U.S.) – contain aliskiren, the first and only approved direct renin inhibitor for the management of hypertension.
  - Not for use with ACE inhibitors or ARBs in patients with diabetes or renal impairment, pregnant women and pediatric patients below age 6.
  - Approved in the U.S. and E.U. in 2007.

- Tekturna® HCT and Rasilez HCT® (aliskiren and hydrochlorothiazide, a thiazide diuretic) for hypertension in patients not controlled by monotherapy and as initial therapy in patients likely to need multiple drugs to achieve blood pressure goals.
  - Not for use with ACE inhibitors and ARBs in patients with diabetes or renal impairment, in patients with known anuria or hypersensitivity to sulfonamide-derived drugs, in pregnant women and pediatric patients.
  - Approved in the U.S. and E.U. in 2009.

Please visit www.tekturna.com for full Prescribing Information, including BOXED WARNING, Contraindications, and Warnings and Precautions, for TEKTURNA® and TEKTURNA HCT®.

PDL

The Tekturna® Opportunity

- Hypertension is a chronic condition with serious long-term health implications, affecting nearly 50% of all adults in the U.S.[1]
- Angiotensin Converting Enzyme Inhibitors (ACEIs) and Angiotensin II Receptor Blockers (ARBs) are typically first- and second-line therapies.
- Tekturna® has a unique mode of action and may be an alternative to ACEIs and ARBs, especially for intolerant patients.
  - 17% of ACEI patients and 11% of ARB patients discontinue therapy due to Adverse Events[2], representing ~ 6 million patients in the U.S.
- Tekturna® has been shown to provide incremental blood pressure lowering when added to a calcium channel blocker (CCB).[3]
  - 55% of U.S. patients on CCB monotherapy are not at goal; HCPs add another antihypertensive agent in 35% of cases, or 3.3 million U.S. patients.

1) Source: AHA's Heart Disease and Stroke Statistics – 2018 Update. Circulation, Jan. 31, 2018
2) Source: Thomopoulos et al., J Hypertension 2016; 34:1921-1932
3) Source: U.S. Prescribing Information, Tekturna®

PDL

Executing on the Commercial Side…

ACE / ARB Intolerant:

SWITCH


In treating hypertension
Adherence and goal attainment can be impacted by adverse events
Drug-related AE discontinuations
ACE Inhibitor
17%
Patient Profile*
Patient prescribed an ACE Inhibitor but still has uncontrolled BP
Complains of cough
May not be taking medication as directed
May require an alternative therapy


In treating hypertension
Adherence and goal attainment can be impacted by adverse events
Drug-related AE discontinuations
Angiotensin Receptor Blocker
11%
Patient Profile*
Patient prescribed an ARB but still has uncontrolled BP
Complains of dizziness
May not be taking medication as directed
May require an alternative therapy

Estimated 6 million patients

CCB Not at Goal:

ADD


Your Patients on Hypertension Monotherapy May Have Uncontrolled BP
And as many as 50%
will require a change in medication or an additional therapy
Patient Profile*
Patient currently taking a calcium channel blocker (CCB) at maximum dose
Continues to have uncontrolled BP
May require an additional therapy
For patients with uncontrolled BP, evidence-based guidelines recommend dose titration or adding an agent from a different class

Estimated 3.3 million patients

Sales force using focused promotion targeting patients who may most benefit from Tekturna®

PDL

...and on the Access Side

Source of Tekturna® Business


42%
53%
Jan-18
Commercial
Medicare
All Other
Cash
All Medicaid

Tekturna® Plan Coverage


7%
12%
27%
8%
46%
31%
33%
2%
34%
Commercial
Medicare D
Preferred
Covered
Not Covered
Preferred (PA/ST)
Covered (PA/ST)

Coverage up to 69% of Medicare Part D Plans in 2018 vs 63% in 2017

Source: IQVIA PlanTrak & Managed Markets Insight & Technology, LLC.

Stabilizing Tekturna® U.S. Prescriptions



Tekturna Prescription Data - All Strengths (U.S.)
5000
4500
4000
3500
3000
2500
2000
1500
1000
500
0
Noden resumes promotion with 40 reps
Noden field force increased to 60 reps
2/17/2017
3/17/2017
4/17/2017
5/17/2017
6/17/2017
7/17/2017
8/17/2017
9/17/2017
10/17/2017
11/17/2017
12/17/2017
1/17/2018
2/17/2018
TRxs
NRxs

Launch of samples in March 2018 further facilitates new patient starts.

Source: IMS Xponent weekly data

Maximizing Rasilez® Profitability Ex-U.S.

- Reviewed each ex-U.S. market and determined to:
  - Make no investments in direct promotions.
  - De-register the products in unprofitable markets.
  - Identify and pursue growth geographies.
- Actions:
  - EU: Nov. 2017 assumed commercialization in the EU and Switzerland, focusing on countries where the products are profitable.
  - China: Dec. 2017 agreement with Lee's Pharmaceutical Holdings, Ltd. granting them exclusive rights to Rasilez® in China/Hong Kong/Taiwan/Macau, opening a new market opportunity for the product.
  - Japan: Dec. 2017 agreement with Orphan Pacific for the distribution of Rasilez® in Japan starting in 1Q18.

Noden Pharma DAC built a full cross-functional capability and a comprehensive distributor network ex-U.S.

Tekturna®/Rasilez® Intellectual Property

- United States
  - Composition-of-matter protection to 2018 for Tekturna®; listed in the Orange Book;
    - Plus 6-month extension from successful completion of pediatric testing requirements.
  - Composition-of-matter protection until 2022 for Tekturna® HCT.
  - Formulation protection until 2026 for Tekturna®; listed in the Orange Book.
  - Formulation protection until 2028 for Tekturna® HCT; listed in the Orange Book.
  - Methods-of-manufacture protection until at least 2021.
  - Paragraph IV filing in April 2017 by Anchen regarding Tekturna® directed to the formulation patent expiring in 2026, but not to the API based patents that expire in January 2019 (Tekturna®, with pediatric extension) and March 2022 (Tekturna HCT®).
  - Noden filed its responsive suit against Anchen and Par within the statutory deadline of 45 days and may obtain a stay of approval for up to 30 months.
- Europe and ROW
  - Composition-of-matter protection until 2020 in Europe.
  - Formulation protection until 2025 for Rasilez® and 2027 for Rasilez HCT®, where granted.
  - Method-of-manufacture protection at least until 2021 where granted.
- Know-How
  - Noden also acquired Novartis' know-how related to Tekturna®, including that which is necessary for the manufacture of the products.

PDL

PDL®

LENSAR®

CATARACT LASER WITH AUGMENTED REALITY

LENSAR

CATARACT LASER WITH AUGMENTED REALITY

- Converted debt to equity in May 2017.
  - $119 million in NOLs available.
  - To consider an exit when shareholder value is maximized.
- Leading global developer and manufacturer of femtosecond cataract lasers (FLS) for cataract surgery.
- Cataract surgery is the No. 1 surgical procedure globally by volume.
  - FLS procedures to grow ~15% per year through 2021.
- Leads the market in innovation with Streamline III.
- 58 employees primarily in Orlando headquarters.
- Recently appointed ophthalmic KOLs William Link, Ph.D. and Richard Lindstrom, M.D. to LENSAR board.
- Strategic rationale:
  - Good company and capable team in need of capital and targeted execution to deliver the potential of its market leading technology and systems.



PDL

LENSAR Highlights

Large and Growing Market

- >26 million cataract surgeries estimated in 2017.
- Integrating preop diagnostics is driving growth by delivering better outcomes.
- Existing treatments are sub-optimal for astigmatism (100% of cataract patients).

Leading Technology Platform

- Widely recognized as the technology innovator with >$170 million invested.
- Broad and deep IP portfolio with >35 U.S. patents issued and >60 pending.
- Augmented reality system provides unique 3D image-guided custom treatments.

Compelling Business Model

- Recurring revenue business model with global KOL support.
- Strong value proposition for customers as the only true independent platform compatible with all ultrasound/IOL manufacturers.
- ~170 systems in place with ~90,000 cataract procedures performed.

Positioned for Growth

- Secured ~10% global market share with limited sales and marketing resources.
- India launch 1Q15, China 1Q16; replaced early distributor in Europe.
- Recent acquisition of Precision Eye Services for mobile services.

Royalty and Debt Portfolio

Concluded Royalty and Debt Investments Generated 15.9% IRR

9 Current Deals

Deal	Company	Amount	Date	Note
Royalty Transaction/ Senior Secured Financing	Wellstat Diagnostics, LLC	$44,000,000	November 2012	
Royalty Acquisition	Depomed	$240,500,000	October 2013	
Senior Secured Financing	LENSAR	$60,000,000	October 2013	Converted to equity in Q2 2017
Senior Secured Financing	Direct Flow Medical, Inc.	$60,000,000	November 2013	Written down to ~$10 MM in 4Q16
Royalty Acquisition	VB Viscogliosi Bros., LLC	$15,500,000	June 2014	
Royalty Acquisition	University of Michigan	$65,600,000	November 2014	
Senior Secured Financing	CareView Communications	$40,000,000	June 2015	
Royalty Acquisition	AcelRx Pharmaceuticals, Inc.	$65,000,000	September 2015	
Royalty Acquisition	kybella	$9,500,000	July 2016	

7 Concluded Deals

Deal	Company	Amount	Date
Senior Secured Financing	Durata Therapeutics	$70,000,000	October 2013
Royalty Transaction/ Senior Secured Financing	AxoGen	$20,800,000	October 2012
Senior Secured Financing	Merus Labs	$55,000,000	July 2012
Royalty Transaction/ Senior Secured Financing	Avinger	$40,000,000	April 2013
Senior Secured Financing	Paradigm Spine	$75,000,000	February 2014
Royalty Acquisition	ARIAD	Up to $140,000,000	July 2015
Senior Secured Note Purchase	kaléo	$150,000,000	April 2014

PDL

Cash Flow Funds the New Business Strategy: $19.3 million in Q1-2018

Product	Licensee	Counterparty	Royalties Until[1]	Investment	Cash Received to date[2]
Glumetza (metformin HCl)	Depomed	Valeant Pharmaceuticals International, Inc.	indefinite		
Janumet XR (sitagliptin and metformin HCl extended-release)	Depomed	Merck	6/2018		
Jentadueto XR	Depomed	Boehringer Ingelheim / Lilly	5/2026	$240.5M	$325.4M
Invokamet XR (canagliflozin/metformin HCl extended-release tablets)	Depomed	Janssen	9/2023		
Synjardy XR (empagliflozin/metformin HCl) tablets	Depomed	Boehringer Ingelheim / Lilly	12/2026		
Iclusig (ponatinib) tablets	Ariad	Ariad	Payoff	$100.0M	$120.0M[3]
Cerdelga (eliglustat) capsules	University of Michigan	Sanofi Genzyme	4/2022	$65.6M	$9.2M
Zalviso (sufentanil self-managed delivery system)	AcelRx Pharmaceuticals, Inc.	Grunenthal	1/2032 or 3X investment	$65.0M	$0.2M
coflex	Viscogliosi Bros., LLC	Paradigm Spine	Until $36.7MM	$15.5M	$5.0M
kybella	Inventor	Allergan	2/2025	$9.5M	$0.4M

1) Expected dates based upon current agreements and patent expiry estimates.
2) As of 03/31/18.
3) Paid off on 3/30/17.

PDL

Financials

First Quarter 2018 Income Statement

(In thousands, except per share amounts)	Three Months Ended March 31, 2018	2017
Royalties from Queen et al. patents	$ 2,783	$ 14,156
Royalty rights - change in fair value	11,091	13,146
Interest revenue	749	5,457
Product revenue, net	23,324	12,581
License and other	571	100
Total revenues	38,518	45,440
Cost of product revenue	10,566	2,552
Amortization of intangible assets/Contingent consideration	5,693	7,457
General and administrative expenses	11,661	12,576
Sales and marketing	5,513	2,584
Research and development	793	1,766
Total operating expenses	34,226	26,935
Operating Income	4,292	18,505
Interest and other income, net	(1,671)	(4,759)
Income tax expense	(1,019)	(6,552)
Net loss attributable to noncontrolling interests	-	(47)
Net income attributable to PDL's shareholders	$ 1,602	$ 7,241
Net income per share - Basic	$ 0.01	$ 0.04
Net income per share - Diluted	$ 0.01	$ 0.04
Non-GAAP net income reconcilation:		
GAAP net income attributed to PDL's shareholders as reported	$ 1,602	$ 7,241
Adjustments:		
Mark-to-market adjustment to fair value assets	7,532	348
Non-cash stock-based compensation & debt offering expens	3,089	3,787
Amortization of the intangible assets	6,293	6,015
Other (detailed in Q1 2018 press release)	(745)	1,267
Income tax effect related to above items	(4,393)	(5,446)
Total adjustments	11,776	5,971
Non-GAAP net income	$ 13,378	$ 13,212

Key Points

- Queen et al. patent royalties expected to be fully extinguished by end 2018.
- Product revenues have increased to 61% of total revenues in 2018 from 28% in 2017.
- Maintained non-GAAP net income despite 15% revenue decline.
- Cash flow from royalty deals funds the new strategy

PDL

Strong Balance Sheet

PDL's strong balance sheet gives us flexibility to consider strategic opportunities that support our acquisition strategy and share repurchase programs.

($ in millions)	March 31, 2018
Cash, cash equivalents and short-term investments	**$405**
Total Assets	**$1,100**
Debt:	
2.75% Convertible Debt – due 12/2021 ($3.81 conversion price)[2]	**$150**

1) PDL entered into a capped call transaction to offset potential dilution subject to a cap of $4.88.

A History of Value Creation

Book value per share reached $5.60 as of March 31, 2018.



PDL's Book Value Per Share(1)
$6.00
$5.75
$5.50
$5.25
$5.00
$4.75
$4.50
$4.25
$4.00
$3.75
$3.50
$3.25
$3.00
$2.75
$2.50
$2.25
$2.00
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$-
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18

(1) Does not include asset value of royalties from Queen et al patents.

High-Quality Asset Value


Assets
1200
1000
800
600
400
200
0
Cash/Inv.
Depomed
Noden
AcelRx
Lensar
U-Michigan
Other
Wellstat
CareView

Selected Component	Balance 3/31/2018 $ millions	Per Share
Royalty Rights	$ 341.7	$ 2.27
Noden & Lensar Book Value	$ 213.2	$ 1.42
Notes Receivable	$ 70.7	$ 0.47
Total Investments	$ 625.6	$ 4.16
Cash	$ 405.1	$ 2.69
Debt	$ (150.0)	$ (1.00)
Net Cash	$ 255.1	$ 1.69
Other Misc./Net Liabilities	$ (37.7)	$ (0.25)
Total Balance Sheet Value	$ 843.0	$ 5.60
Shares O/S in millions	150.64	

PDL

Share Repurchase Program

- While our focus is on the strategic acquisition of biopharma assets, given the significant discount of PDL's stock price to its book value, we have implemented share repurchase programs to return value to shareholders.
- Current Program – $25 Million
  - In September 2017 PDL's board authorized the repurchase of PDL common stock having an aggregate value of up to $25 million through September 2018.
  - We have repurchased 4.2 million shares for a total of $12.6 million through May 8, 2018.
- Previous Program – $30 Million
  - Between March and June 2017, the company repurchased approximately 13.3 million shares at an average price of $2.25 per share.

PDL®

Why Invest in PDLI?

Upside from the new business model
Noden and LENSAR illustrate smart deals and the value PDL brings.
The model is designed to return value to shareholders.
A highly disciplined approach to BD and M&A with a robust pipeline of targets.
Nine active royalty and debt deals generate cash flow to fund the strategy.
Significant purchasing power with $405 million in cash on the balance sheet.

Proven ability to deliver value
An accomplished executive team with the necessary expertise.
Track record in identifying assets, improving a business and completing an exit.
Historical IRR on past deals of nearly 16%.
Capital allocation balances investing in the business and share buybacks.